Exhibit 99.1

September 9, 2009
Barclays BTS Conference
Barclays BTS Conference
Rob Amen, Chairman & CEO
Rob Amen, Chairman & CEO

Cautionary Statement
Cautionary Statement
Statements made in this presentation that relate to future
performance or financial results of this company are forward-looking statements, which involve uncertainties that could cause actual performance or results to materially differ. We undertake no obligation to update any of these statements. Listeners are cautioned not to place undue reliance on these forward-looking statements.
These statements should be taken in conjunction with the additional information about risk and uncertainties set forth in the company’s annual report on Form 10-K for the year ended December 31, 2008.
Statements made in this presentation that relate to future
performance or financial results of this company are forward-looking statements, which involve uncertainties that could cause actual performance or results to materially differ. We undertake no obligation to update any of these statements. Listeners are cautioned not to place undue reliance on these forward-looking statements.
These statements should be taken in conjunction with the additional information about risk and uncertainties set forth in the company’s annual report on Form 10-K for the year ended December 31, 2008.
We have disclosed certain non-GAAP measures within this
presentation. Please see reconciliations to their respective measures prescribed by accounting principles generally accepted in the U.S.
included on our website at www.iff.com under Investor Relations.
We have disclosed certain non-GAAP measures within this
presentation. Please see reconciliations to their respective measures prescribed by accounting principles generally accepted in the U.S.
included on our website at www.iff.com under Investor Relations.

Snapshot of Industry
Snapshot of Industry
IFF Overview
IFF Overview
Strategic Approach
Strategic Approach
Financial Highlights
Financial Highlights
Conclusion
Conclusion
Agenda

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Global Consumer Products

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Flavor & Fragrance Industry
• Approximately $14 Billion Industry
• Approximately $14 Billion Industry
• 4 Largest Companies Comprise About 70% of Global Market
• 4 Largest Companies Comprise About 70% of Global Market
• Key To Building Consumer Preference & Brand Differentiation
• Key To Building Consumer Preference & Brand Differentiation
• Demand Driven by Growth of Consumer Products & Innovation
• Demand Driven by Growth of Consumer Products & Innovation

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5 Billion People in
Developing Market
5 Billion People in
Developing Market
Increasing
Disposable Income
Increasing
Disposable Income
Breakthroughs &
Advancements
Breakthroughs &
Advancements
Population
Population
Growing Middle Class
Growing Middle Class
Technology
Technology
Structural Drivers of Growth
Structural Drivers of Growth

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IFF Profile
• Global Flavor & Fragrance Leader
 for Over 100 Years
• Global Flavor & Fragrance Leader
 for Over 100 Years
• Leading Innovator for a Wide
 Variety of Consumer Products
• Leading Innovator for a Wide
 Variety of Consumer Products
• Work With Virtually All Global &
 Regional CPG Companies
• Work With Virtually All Global &
 Regional CPG Companies
• Sales, Creative & Manufacturing
 in Over 30 Countries
• Sales, Creative & Manufacturing
 in Over 30 Countries

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Savory
Savory
Beverages
Beverages
Sweet
Sweet
Dairy
Dairy
Fine & Beauty
Fine & Beauty
Functional
Personal Wash
Fabric Care
Home Care
Functional
Personal Wash
Fabric Care
Home Care
Fragrance Ingredients
Fragrance Ingredients
Fragrances
Fragrances
Flavors
Flavors
Product Categories

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2008 Sales $2.4 Billion
2008 Sales $2.4 Billion
Over 40% of Revenue Generated From Developing Markets
Over 40% of Revenue Generated From Developing Markets
Sales by Category
Sales by Category
Ingredients
Ingredients
Functional
Functional
Fragrances
Fragrances
12%
46%
23%
19%
Fine Fragrance
& Beauty Care
Fine Fragrance
& Beauty Care
Flavors
Flavors
Sales by Region
Sales by Region
North
America
North
America
EAME
EAME
Latin
America
Latin
America
Greater Asia
Greater Asia
25%
38%
23%
14%
Diversified Global Portfolio

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* Excluding non-recurring items
* Excluding non-recurring items
2006 to 2008 CAGR
2006 to 2008 CAGR
Results In-line With Our Long-Term Targets
Results In-line With Our Long-Term Targets
Strong Financial Performance

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Value Returned To Shareholders
Value Returned To Shareholders
About $1.1 Billion
About $1.1 Billion
Repurchases
Dividends
Maximizing Shareholder Value
• Focused on Cash Returned
 to Shareholders
• Focused on Cash Returned
 to Shareholders
• Accelerated Share
 Repurchase Program
• Accelerated Share
 Repurchase Program
• Consistent Dividend Payout
• Consistent Dividend Payout

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Value Creation Model
• Research & Development
• Research & Development
• Creative Expertise
• Creative Expertise
• Consumer & Brand
 Understanding
• Consumer & Brand
 Understanding

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Research & Development
• 170 Scientists
• 170 Scientists
• 90 PhDs
• 90 PhDs
• 320 Application Employees
• 320 Application Employees
• Over 200 Patents
 In the Last Decade
• Over 200 Patents
 In the Last Decade

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Consumer & Brand Understanding
• Approximately 100
 Dedicated Professionals
• Approximately 100
 Dedicated Professionals
• 400,000 Consumer
 Interviews Annually
• 400,000 Consumer
 Interviews Annually
• Unique Tools & Methodologies
• Unique Tools & Methodologies

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Creative Expertise
• 14 Creative Centers
• 14 Creative Centers
• 80 Flavorists
• 80 Flavorists
• 90 Perfumers
• 90 Perfumers
• Perfumery & Evaluation School
• Perfumery & Evaluation School

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Executional Excellence
• Drive Efficiency in
 All That We Do
• Drive Efficiency in
 All That We Do
• Global Strategy to
 Support Business Growth
• Global Strategy to
 Support Business Growth
• Positive Leverage to
 Overall Results
• Positive Leverage to
 Overall Results

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Successfully Creating Consumer-Preferred Products
Successfully Creating Consumer-Preferred Products
Value Creation Model

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Negatives
Negatives
• Solid Net Commercial
 Performance
• Solid Net Commercial
 Performance
• Disciplined Cost Focus
• Disciplined Cost Focus
• Positive Benefits From
 Taxes & Interest Expense
• Positive Benefits From
 Taxes & Interest Expense
Positives
Positives
LC Sales Growth
LC Sales Growth
(3)%
(3)%
(17)%
(17)%
Adjusted EPS
Adjusted EPS
Adjusted Operating Margin
Adjusted Operating Margin
14.8%
14.8%
H1 2009 Results
H1 2009 Results
• Below Trend Line Demand
• Below Trend Line Demand
• Significant Raw
 Material Cost Increases
• Significant Raw
 Material Cost Increases
• Unfavorable Foreign
 Exchange Comparisons
• Unfavorable Foreign
 Exchange Comparisons

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Input Costs:
Input Costs:
Raw material pressure will lessen in H2
Raw material pressure will lessen in H2
H1 ‘09
Impact
H1 ‘09
Impact
Balance of Year
Expectation
Balance of Year
Expectation
RSA Costs:
RSA Costs:
Cost reduction initiatives progressing
Cost reduction initiatives progressing
Currency:
Currency:
Foreign exchange comparables easing in H2
Foreign exchange comparables easing in H2
Update On 2009 Key Cost Components
Update On 2009 Key Cost Components

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Favorable Outlook
Favorable Outlook
Q3 Highlights
• Stronger than Expected Local Currency Sales
 − Flavors continuing year over year growth trend
 − Meaningful improvement in Functional Fragrances & Ingredients
 − Weakness in Fine continues, but has improved from H1 2009

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2009 Perspective
2009 Perspective
• Encouraged With Our YTD Performance
• Encouraged With Our YTD Performance
• Sustaining Strategic Focus While Managing
 Through Challenging Conditions
• Sustaining Strategic Focus While Managing
 Through Challenging Conditions
• Building Positive Momentum Heading into 2010
• Building Positive Momentum Heading into 2010

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4+%
4+%
18+%
18+%
10+%
10+%
Sales (local currency)
Sales (local currency)
Operating Margin
Operating Margin
EPS Growth (adjusted)
EPS Growth (adjusted)
Grow Dividend In-line With EPS
Grow Dividend In-line With EPS
Goal
Goal
Metric
Metric
Long Term Targets
Long Term Targets
Financial Vision

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23

Conclusion
Conclusion
Global Leader Supporting Growth In Consumer Products
Technology Leader In Molecule Discovery & Delivery Systems
Established Product Development Partner
 With Key Global & Regional Companies
Strong Position In the Emerging Market
Strong Financially

Questions